USAA INTERMEDIATE-TERM BOND FUND
Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares
SUPPLEMENT DATED MARCH 23, 2018
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2017
This Supplement updates certain information contained in the above-dated prospectus for the USAA Intermediate-Term Bond Fund (the Fund). Please review this important information carefully.
The tables under section “Financial Highlights” found on pages 46-47 is hereby deleted in its entirety and replaced with the following:
USAA INTERMEDIATE-TERM BOND FUND SHARES
	Year Ended July 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.71	$10.58	$10.96	$10.75	$10.81
Income (loss) from investment operations:
Net investment income	.38	.42	.43	.46	.48
Net realized and unrealized gain (loss)	(.01)	.14	(.36)	.21	(.04)
Total from investment operations	.37	.56	.07	.67	.44
Less distributions from:
Net investment income	(.38)	(.42)	(.43)	(.46)	(.48)
Realized capital gains	—	(.01)	(.02)	(.00)(a)	(.02)
Total distributions	(.38)	(.43)	(.45)	(.46)	(.50)
Net asset value at end of period	$10.70	$10.71	$10.58	$10.96	$10.75
Total return (%)*	3.52	5.55	.58	6.37	4.08
Net assets at end of period (000)	$1,949,102	$1,812,716	$2,079,610	$1,926,334	$1,775,162
Ratios to average net assets:**
Expenses (%)(b)	.63	.62	.68	.68(c)	.65
Expenses, excluding reimbursements (%)(b)	.63	.62	.68	.70	.71
Net investment income (%)	3.57	4.08	3.96	4.21	4.38
Portfolio turnover (%)	13	18	13	8	10
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2017, average net assets were $1,854,452,000.
(a)	Represents less than $0.01 per share.
(b)	Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares’ expenses paid indirectly decreased the expense ratios as follows:

-	-	-	-	(.00%)†
† Represents less than 0.01% of average net assets.
(c)	Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares’ average net assets.

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES
	Year Ended July 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$10.72	$10.58	$10.96	$10.75	$10.81
Income (loss) from investment operations:
Net investment income	.39	.43	.44	.47	.49
Net realized and unrealized gain (loss)	(.02)	.15	(.36)	.21	(.04)
Total from investment operations	.37	.58	.08	.68	.45
Less distributions from:
Net investment income	(.39)	(.43)	(.44)	(.47)	(.49)
Realized capital gains	—	(.01)	(.02)	(.00)(a)	(.02)
Total distributions	(.39)	(.44)	(.46)	(.47)	(.51)
Net asset value at end of period	$10.70	$10.72	$10.58	$10.96	$10.75
Total return (%)*	3.51	5.72	.68	6.49	4.18
Net assets at end of period (000)	$2,049,723	$1,771,357	$1,280,804	$1,284,768	$1,132,579
Ratios to average net assets:**
Expenses (%)(b)	.56	.54	.58	.56	.55
Net investment income (%)	3.64	4.13	4.07	4.32	4.41
Portfolio turnover (%)	13	18	13	8	10
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2017, average net assets were $1,920,294,000.
(a)	Represents less than $0.01 per share.
(b)	Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares’ expenses paid indirectly decreased the expense ratios as follows:

-	-	-	-	(.00%)†
† Represents less than 0.01% of average net assets.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
98891-0318